[Graphic Appears Here] POPULAR
                       ABS, INC.(SM)

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                                   DEAL NAME                        DATA
COLLATERAL CHARACTERISTICS   POOL BALANCE                   $      275008095.56 Please populate column D (&E) with the corresponding
--------------------------   # OF LOANS                     #              1640 pool characteristics in Column B.
                             AVG PRIN BALANCE               $         167687.86 - For values in currency format, omit $.
                             WAC                            %             7.154 - For values in percentage format, provide data to
                             WA NET RATE                    %             6.634 3 decimal places and omit %.
                             WAM                            #               356 - For WAC Net Rate, subtract servicing fee, trustee
                             SEASONING                      #                 1 fee, and initial MI fee.
                             SECOND LIENS                   %              0.00 - For MI Flag, Y or N.
                             WA CLTV                        %             84.99
                             WA FICO                        #               632
                             PREPAY PENALTIES               %             61.30
ARM CHARACTERISTICS          WAC (ARMS ONLY)                %             7.082
-------------------          WAM (ARMS ONLY)                #               359
                             WA MARGIN                      %             6.500
                             WA INITIAL CAP                 %             3.000
                             WA PERIODIC CAP                %             1.500
                             WA CAP                         %            13.081
                             WA MONTHS TO ROLL              #                24
LOAN TYPE                    FIXED                          %             27.12
---------                    BALLOONS                       %              1.14
                             2/28 ARMS                      %             69.34
                             3/27 ARMS                      %              0.00
                             OTHER HYBRID ARMS              %              2.39
INDEX                        1-MONTH LIBOR                  %              0.00
-----                        6-MONTH LIBOR                  %            100.00
                             OTHER INDEX                    %              0.00
LOAN PURPOSE                 PURCHASE                       %             26.39
------------                 CASH-OUT REFI                  %             63.43
                             RATE-TERM REFI                 %             10.18
                             DEBT CONSOLIDATION             %              0.00
OCCUPANCY STATUS             OWNER                          %             86.14
----------------             SECOND HOME                    %              6.38
                             INVESTOR                       %              7.48
PROPERTY TYPE                SINGLE FAMILY                  %             85.73
-------------                2-4 FAMILY                     %              7.96
                             PUD                            %              0.00
                             MH                             %              0.00
                             CONDO                          %              4.40
DOC TYPE                     FULL DOC                       %             70.25
--------                     STATED DOC                     %             14.19
                             LIMITED DOC                    %              0.00
                             NO DOC                         %              0.00
MI DATA                      MI FLAG                       Y/N                N
-------                      % OF POOL COVERED              %              0.00
                             EFFECTIVE LTV                  %                 -
FICO DISTRIBUTION            FICO <460                      %              0.08* 2 Loans with No Fico Scores
-----------------            FICO 460-479                   %              0.00
                             FICO 480-499                   %              0.00
                             FICO 500-519                   %              1.37
                             FICO 520-539                   %              5.02
                             FICO 540-559                   %              5.01
                             FICO 560-579                   %              6.48
                             FICO 580-599                   %              8.19
                             FICO 600-619                   %             14.31
                             FICO 620-639                   %             17.41
                             FICO 640-659                   %             13.24
                             FICO 660-679                   %             10.54
                             FICO 680-699                   %              7.08
                             FICO 700-719                   %              3.63
                             FICO 720-739                   %              3.01
                             FICO 740-759                   %              2.44
                             FICO >760                      %              2.19

WA DTI                                                                           39.23
------

DTI DISTRIBUTION            DTI <10.00                         %                  1.48
----------------            DTI 10.00-19.99                    %                  4.14
                            DTI 20.00-29.99                    %                 13.37
                            DTI 30.00-39.99                    %                 27.52
                            DTI 40.00-49.99                    %                 39.48
                            DTI 50.00-59.99                    %                 13.89
                            DTI 60.00-69.99                    %                  0.13

LTV DISTRIBUTION            LTV <20                            %                  0.08
----------------            LTV 20.01-30                       %                  0.02
                            LTV 30.01-40                       %                  0.54
                            LTV 40.01-50                       %                  1.22
                            LTV 50.01-60                       %                  1.99
                            LTV 60.01-70                       %                  5.82
                            LTV 70.01-80                       %                 26.99
                            LTV 80.01-90                       %                 41.14
                            LTV 90.01-100                      %                 22.21
                            LTV >100                           %                  0.00
                                                                           DATA           DATA
LOAN BALANCE DISTRIBUTION   $ 0-25,000                       # & %                   6         0.05
-------------------------   $ 25,001-50,000                  # & %                  78         1.15
                            $ 50,001-75,000                  # & %                 157         3.62
                            $ 75,001-100,000                 # & %                 215         6.98
                            $ 100,001-150,000                # & %                 475        21.47
                            $ 150,001-200,000                # & %                 277        17.42
                            $ 200,001-250,000                # & %                 164        13.35
                            $ 250,001-300,000                # & %                  93         9.23
                            $ 300,001-350,000                # & %                  59         6.95
                            $ 350,001-400,000                # & %                  34         4.61
                            $ 400,001-450,000                # & %                  33         5.12
                            $ 450,001-500,000                # & %                  15         2.63
                            $ 500,001-550,000                # & %                  14         2.69
                            $ 550,001-600,000                # & %                   9         1.89
                            $ 600,001-650,000                # & %                   5         1.14
                            $ 650,001-700,000                # & %                   1         0.25
                            $ 700,001-750,000                # & %                   1         0.27
                            $ 750,001-800,000                # & %                   1         0.28
                            $ 800,001-850,000                # & %                   2         0.60
                            $ 850,001-900,000                # & %                   1         0.32
                            $ 900,001-950,000                # & %                   0         0.00
                            $ 950,001-1,000,000              # & %                   0         0.00
                            > $ 1,000,001                    # & %                   0         0.00

GEOGRAPHIC DISTRIBUTION     ARIZONA               %               2.21
-----------------------     CALIFORNIA            %               4.99
                            COLORADO              %               0.89
                            CONNECTICUT           %               1.67
                            DELAWARE              %               1.74
                            FLORIDA               %               7.35
                            GEORGIA               %               4.56
                            IDAHO                 %               0.04
                            ILLINOIS              %               2.42
                            INDIANA               %               1.25
                            IOWA                  %               0.51
                            KANSAS                %               0.75
                            KENTUCKY              %               0.41
                            MAINE                 %               0.53
                            MARYLAND              %               3.92
                            MASSACHUSETTS         %               1.17
                            MICHIGAN              %               2.68
                            MINNESOTA             %               1.45
                            MISSOURI              %               1.72
                            MONTANA               %               0.32
                            NEBRASKA              %               1.13
                            NEVADA                %                1.3
                            NEW HAMPSHIRE         %               0.38
                            NEW JERSEY            %              13.16
                            NEW MEXICO            %                1.2
                            NEW YORK              %               0.31
                            NORTH CAROLINA        %              10.37
                            NORTH DAKOTA          %               0.55
                            OHIO                  %               3.81
                            OKLAHOMA              %               0.24
                            OREGON                %               0.35
                            PENNSYLVANIA          %               7.23
                            RHODE ISLAND          %               1.36
                            SOUTH CAROLINA        %               3.36
                            SOUTH DAKOTA          %               2.78
                            TENNESSEE             %               0.88
                            TEXAS                 %               0.32
                            UTAH                  %               0.05
                            VIRGINIA              %               5.42
                            WASHINGTON            %               0.79
                            WISCONSIN             %               4.42
                            WYOMING               %               0.04



This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Please populate appropriate loan characteristics for each loan bucket.

        BALANCE         # OF LOANS       WAC         WA FICO       WA LTV       OWNER OCC %      CASHOUT REFI%     FULL DOC%
$600,000-650,000                 5         6.346          653         81.40            40.78              40.03        80.57
$650,001-700,000                 1         7.720          574         85.00           100.00             100.00         0.00
$700,001-750,000                 1         6.230          747         78.53             0.00               0.00       100.00
$751,001-800,000                 1         7.130          547         90.00             0.00             100.00         0.00
$800,001-850,000                 2         7.100          593         90.00             0.00              50.41        50.41
$850,001-900,000                 1         7.250          631         41.76           100.00             100.00       100.00
$900,001-950,000                 -             -            -             -                -                  -            -
$950,001-1,000,000               -             -            -             -                -                  -            -
>$1,000,000                      -             -            -             -                -                  -            -

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

PERCENTAGE BY RANGE                                             LOANS WITHOUT MI
                                                                      FICOS
                                <450     451-500   501-550          551-600          601-650    651-700   701-750     >750
                           |--------------------------------------------------------------------------------------------------|
                   <20     |    0.00       0.00      0.00             0.00            64.11      35.89      0.00      0.00    |
                           |--------------------------------------------------------------------------------------------------|
                  20-30    |    0.00       0.00      0.00             0.00            100.00     0.00       0.00      0.00    |
                           |--------------------------------------------------------------------------------------------------|
                  30-40    |    0.00       0.00      6.22            44.34            19.61      24.85      0.00      4.98    |
                           |--------------------------------------------------------------------------------------------------|
                  40-50    |    0.00       0.00      4.12            20.13            58.12      10.19      7.44      0.00    |
                           |--------------------------------------------------------------------------------------------------|
    LTVS          50-60    |    0.00       0.00     11.78            18.72            29.26      14.22      6.34     19.69    |
                           |--------------------------------------------------------------------------------------------------|
                  60-70    |    0.54       1.42     19.88            26.13            34.86      12.54      2.63      1.99    |
                           |--------------------------------------------------------------------------------------------------|
                  70-80    |    0.17       0.00      9.82            15.78            34.87      24.74     11.68      2.93    |
                           |--------------------------------------------------------------------------------------------------|
                  80-90    |    0.00       0.11     10.90            24.24            34.11      21.39      6.14      3.13    |
                           |--------------------------------------------------------------------------------------------------|
                 90-100    |    0.00       0.00      1.60             3.93            52.99      30.99      9.71      0.79    |
                           |--------------------------------------------------------------------------------------------------|
                  >100     |    0.00       0.00      0.00             0.00             0.00      0.00       0.00      0.00    |
                           |--------------------------------------------------------------------------------------------------|

                                                                   LOANS WITH MI
                                                                       FICOS
                                <450     451-500   501-550          551-600          601-650    651-700   701-750     >750
                           |--------------------------------------------------------------------------------------------------|
                   <20     |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  20-30    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  30-40    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  40-50    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
    LTVS          50-60    |                                          No MI                                                   |
                           |--------------------------------------------------------------------------------------------------|
                  60-70    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  70-80    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  80-90    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                 90-100    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  >100     |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|


LOAN COUNT                                                      LOANS WITHOUT MI
                                                                      FICOS
                                <450     451-500   501-550          551-600          601-650    651-700   701-750     >750
                           |--------------------------------------------------------------------------------------------------|
                   <20     |     0          0         0                3                2          0         0                |
                           |--------------------------------------------------------------------------------------------------|
                  20-30    |     0          0         0                0                1          0         0         0      |
                           |--------------------------------------------------------------------------------------------------|
                  30-40    |     0          0         3                3                3          3         0         1      |
                           |--------------------------------------------------------------------------------------------------|
                  40-50    |     0          0         2                8                10         2         2         0      |
                           |--------------------------------------------------------------------------------------------------|
    LTVS          50-60    |     0          0         7                8                11         6         2         3      |
                           |--------------------------------------------------------------------------------------------------|
                  60-70    |     1          1         18               27               31         9         3         2      |
                           |--------------------------------------------------------------------------------------------------|
                  70-80    |     1          0         67               82              136        99         41        11     |
                           |--------------------------------------------------------------------------------------------------|
                  80-90    |     0          1         79              190              206        131        38        19     |
                           |--------------------------------------------------------------------------------------------------|
                 90-100    |     0          0         7                17              193        111        34        5      |
                           |--------------------------------------------------------------------------------------------------|
                  >100     |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                    #

                                                                   LOANS WITH MI
                                                                       FICOS
                                <450     451-500   501-550          551-600          601-650    651-700   701-750     >750
                           |--------------------------------------------------------------------------------------------------|
                   <20     |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  20-30    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  30-40    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  40-50    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
    LTVS          50-60    |                                         No MI                                                    |
                           |--------------------------------------------------------------------------------------------------|
                  60-70    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  70-80    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  80-90    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                 90-100    |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|
                  >100     |                                                                                                  |
                           |--------------------------------------------------------------------------------------------------|

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF                      AVG. LOAN                    % OF TOTAL
         PRODUCT TYPE            WA IO TERM       LOANS       LOAN BALANCE      BALANCE     % OF TOTAL IO      POOL          WA FICO
     2/28 ARM 24 MONTH IO            na
     2/28 ARM 36 MONTH IO            na
     2/28 ARM 60 MONTH IO            na                   91      24513589.78    269380.11           88.17%         8.91         665
     2/28 ARM 120 MONTH IO           na
     3/27 ARM 24 MONTH IO            na
     3/27 ARM 36 MONTH IO            na
     3/27 ARM 60 MONTH IO            na
     5/25 ARM 60 MONTH IO            na                    5       1047897.49     209579.5            3.77%         0.38         671
          30 FIXED IO                       60            10          2241145     224114.5            8.06%         0.81         658
          15 FIXED IO
           OTHER IO
------------------------------------------------------------------------------------------------------------------------------------
            TOTALS:
------------------------------------------------------------------------------------------------------------------------------------


                               [RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------
                                                  % OWNER
         PRODUCT TYPE                  WA LTV     OCCUPIED     % PURCHASE  % INVESTOR   WA DTI     % FULL DOC
     2/28 ARM 24 MONTH IO
     2/28 ARM 36 MONTH IO
     2/28 ARM 60 MONTH IO               82.13       86.11         47.68          0      39.31         87.28
     2/28 ARM 120 MONTH IO
     3/27 ARM 24 MONTH IO
     3/27 ARM 36 MONTH IO
     3/27 ARM 60 MONTH IO
     5/25 ARM 60 MONTH IO               84.38       63.74         16.03          0      44.08           100
          30 FIXED IO                   80.56         100         28.29          0      41.51         93.31
          15 FIXED IO
           OTHER IO
------------------------------------------------------------------------------------------------------------
            TOTALS:
------------------------------------------------------------------------------------------------------------

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

------------------------------------------------------------------------------------------------------------------------------------
                                                      INITIAL PERIODIC CAPS
------------------------------------------------------------------------------------------------------------------------------------
         PRODUCT TYPE        1.00%       1.50%       2.00%          2.50%          3.00%       3.50%       4.00%     4.50%   5.00%
     2/28 ARM 24 MONTH IO             -           -            -            -               -         -           -       -       -
     2/28 ARM 36 MONTH IO             -           -            -            -               -         -           -       -       -

     2/28 ARM 60 MONTH IO             -           -            -            - $ 24,513,589.78         -           -       -       -
     2/28 ARM 120 MONTH IO            -           -            -            -               -         -           -       -       -
     3/27 ARM 24 MONTH IO             -           -            -            -               -         -           -       -       -
     3/27 ARM 36 MONTH IO             -           -            -            -               -         -           -       -       -
     3/27 ARM 60 MONTH IO             -           -            -            -               -         -           -       -       -

     5/25 ARM 60 MONTH IO             -           -            -            - $  1,047,897.49         -           -       -       -

           OTHER IO                   -           -            -            - $  2,241,145.00         -           -       -       -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.